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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):      JULY 8, 1998
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                            WHITE PINE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-21415                  04-3151064
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(State or other jurisdiction        (Commission              (IRS employer
     of incorporation)              file number)           identification no.)


542 AMHERST STREET, NASHUA, NEW HAMPSHIRE                              03063
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 (Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:     (603) 886-9050
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     On July 8, 1998, White Pine Software, Inc. (the "Company") purchased certain assets (the "Assets"), including intellectual property, comprising certain T.120 whiteboarding and data collaboration technology from Labtam Communications Pty. Ltd. ("Labtam"), an Australian corporation with a principal place of business in Braeside, Victoria, Australia.

     The purchase price for the Assets consisted of (i) 900,000 shares (the "Shares") of the Company's common stock, par value US$0.01 per share; (ii) payment of a total of US$628,060 in July 1998; and (iii) payment of A$201,606 (or approximately US$126,971, based upon the average of the exchange rates between the Australian dollar and the United States dollar as published in THE WALL STREET JOURNAL on July 22, 1998) due on January 15, 1999. The terms of, and consideration paid in, this transaction were the result of arm's length negotiations between the Company and Labtam, which have had no relationship prior to this transaction. The Company has used and intends to use its existing cash and cash equivalents to pay the cash portion of the purchase price.

     An aggregate of 450,000 Shares has been deposited in escrow as security for potential claims by the Company against Labtam for breaches of certain representations, warranties, covenants and agreements contained in the purchase agreement relating to the Assets. In the absence of any such claims, 225,000 of the escrowed Shares will be released to Labtam on January 8, 1999 and the remaining 225,000 escrowed Shares will be released on July 8, 1999.

     A copy of the Company's press release entitled "White Pine Software to Acquire T.120 Technology," as issued on July 20, 1998, is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

     Exhibit
     Number       Description
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      2.1         Sale of Assets Agreement dated as of July 6, 1998 by and
                  among the Company, Labtam Communications Pty. Ltd., Creative
                  Software Technologies Pty. Ltd., Dawson Noy Johns and
                  Anthony James Oxley

     99.1         Press Release entitled "White Pine Software to Acquire
                  T.120 Technology," as issued on July 20, 1998

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     The Shares were issued to Labtam pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. The offer and sale of the Shares occurred outside the United States. No underwriters, distributors or dealers were engaged in connection with the issuance of the Shares and no underwriting discount or commission, selling concession, fee or other remuneration was paid in connection with the issuance of the Shares.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WHITE PINE SOFTWARE, INC.

Date: July 22, 1998                   By:    /s/ Christine J. Cox
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                                          Christine J. Cox
                                          Vice President of Finance


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